Fourth Quarter
2007 Review
February 7, 2008
Fourth Quarter
2007 Review
February 7, 2008
Tim S. Nicholls
Senior Vice President &
Chief Financial Officer
John V. Faraci
Chairman & Chief
Executive Officer

Forward-Looking Statements
Forward-Looking Statements
These slides and statements made during this presentation contain forward-looking statements. These statements reflect management's current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. Factors which could cause actual results to differ relate to:
(i) industry conditions, including but not limited to changes in the cost or availability of raw materials and energy, transportation costs, the company's product mix, demand and pricing for its products; (ii) global economic conditions and political changes, particularly in
Latin America, Russia, Europe and Asia, including but not limited to changes in currency exchange rates, credit availability, and the company's credit ratings issued by recognized credit rating organizations; (iii) natural disasters, such as hurricanes and earthquakes; (iv)
the company's ability to realize anticipated profit improvement from its transformation plan, and (v) unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations and to actual or potential litigation. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company's Securities and Exchange Commission filings.

During the course of this presentation, certain
non-U.S. GAAP financial information will be
presented.
A reconciliation of those numbers to U.S.
GAAP financial measures is available on the
company’s website at internationalpaper.com
under Investors.
Statements Relating to Non-GAAP
Financial Measures
Statements Relating to Non-GAAP
Financial Measures

2007 annual profits up 52%
2007 EPS up 67%
Transformation plan on track
Continuing trend of margin
expansion
Steady & balanced NA paper &
packaging demand
Record earnings growth outside
North America
IP Fourth-Quarter Profits up 21%
From continuing operations and before special items

Operating Profit Expansion
Improvement in all Operating Businesses
(31%) Forest Products
11% Operating Profits
15% Consumer Packaging
14% Distribution
30% Industrial Packaging
44% Printing Papers
2007 vs.
2006
($MM)
From continuing operations before special items

2003 2004 2005 2006 2007
Diluted EPS
from Continuing Operations before Special Items
Diluted EPS
from Continuing Operations before Special Items
A reconciliation to GAAP EPS is available at www.internationalpaper.com under the Investors tab at presentations
$0.41 $0.82 $0.70 $1.33 $2.22 FY
.15
.11
.03
.02
.16
.30
.34
.27
.20
.04
.12
.30
.45
.47
.45
.52
.57
.69
.11
.17
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q

1.1%
5.8%
3.4%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
2005 2006 2007
EBIT Margins
Expansion in Operating Businesses
EBIT Margins
Expansion in Operating Businesses
Includes unallocated expenses
Excludes special items, Forest Products and divested businesses
+230 BP
+470 BP

.69
.57
.13
.02
.04
.11
(.02)
(.03)
(.04)
(.07)
(.02)
$0.25
$0.35
$0.45
$0.55
$0.65
$0.75
$0.85
3Q '07 Price Volume Cost/Mix Pensacola Land Sales Input &
Distrib.Costs
Unallocated
Expenses
Labor
Agreements
Tax 4Q '07
$ / Share $ / Share
Packaging   .02
Papers       .02
Containerboard        .06
P&C                          .03
Europe                      .02
Cost/Mix
Outages
Wood          (.02)
Energy        (.02)
Chemicals   (.02)
Freight        (.01)
4Q ’07 ETR  31%
3Q ’07 ETR  29%
4Q07 vs. 3Q07 EPS
from Continuing Operations before Special Items
4Q07 vs. 3Q07 EPS
from Continuing Operations before Special Items
(.04)
.02

2.22
1.33
.05
.69
.37
.02
.66
(.02)
(.35)
(.15)
(.30)
(.08)
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
12M '06 Price Volume Cost/Mix Pensacola Input &
Distrib.Costs
Land Sales Cash
Redeployment
DivestituresUnallocated
Expenses /
Other
Tax 12M '07
$ / Share $ / Share
IPG                            .12
Coated Paperboard  .07
P&C                           .32
Europe                       .15
Wood          (.14)
Chemicals   (.09)
Energy        (.02)
Freight        (.05)
Interest         .33
Shares          .22
Reinvest.      .14
Cost/Mix        .44
Outages       (.07)
2007 ETR  30%
2006 ETR  29%
2007 vs. 2006 EPS
from Continuing Operations before Special Items
2007 vs. 2006 EPS
from Continuing Operations before Special Items

(10)
(77)
(85)
(33)
($90)
($80)
($70)
($60)
($50)
($40)
($30)
($20)
($10)
$0
Wood Chemicals Freight Energy
$205 million, or $0.30/share, negative
$205 million, or $0.30/share, negative
purchase price variance  in 2007 vs. 2006
purchase price variance  in 2007 vs. 2006
Increasing Input & Distribution Costs
Global EBIT Impact 2007 vs. 2006
Increasing Input & Distribution Costs
Global EBIT Impact 2007 vs. 2006
Costs for continuing businesses

U.S Mills Wood Cost
Significant Increases in the West Region
U.S Mills Wood Cost
Significant Increases in the West Region
(7)
(63)
(65)
5
($70)
($60)
($50)
($40)
($30)
($20)
($10)
$0
$10
East Central West Total
IP West Region Mills: Mansfield & Pineville (containerboard), Texarkana (coated paperboard),
Louisiana (uncoated freesheet)
100% 25% 29% 46%
% of Total
Volume
Purchase price variance for delivered wood costs

U.S. Total Purchased Energy Consumption
Reduced 27% per/ton since 2001
U.S. Total Purchased Energy Consumption
Reduced 27% per/ton since 2001
Mills only
“Other” includes purchased electricity and steam, coal, purchased wood waste, and other materials
The annual savings from the reduction in
The annual savings from the reduction in
consumption and change in fuel mix is $285 million
consumption and change in fuel mix is $285 million
0
2
4
6
8
10
12
14
2001 2002 2003 2004 2005 2006 2007
Gas & Oil Other

Improved Overall Equipment Efficiency
Reducing Manufacturing Costs
Improved Overall Equipment Efficiency
Reducing Manufacturing Costs
75%
79%
80%
81%
82%
83%
84%
75%
76%
77%
78%
79%
80%
81%
82%
83%
84%
85%
2001 2002 2003 2004 2005 2006 2007
The cumulative savings from OEE
The cumulative savings from OEE
improvements is $270 million
improvements is $270 million
All IP mills

Non-Price Improvement Update
$400 Million Target
Non-Price Improvement Update
$400 Million Target
$270*
$130
$125
$15
2007
$330 Total Non-Price Improvement
$145 Cost Reduction
$45 Mix
$140 Volume
2006 $ Millions
* Excludes Pensacola start-up costs

($200)
$0
$200
$400
$600
$800
$1,000
$1,200
2003 vs.
2002
2004 vs.
2003
2005 vs.
2004
2006 vs.
2005
2007 vs.
2006
2002 - 2007
Price Increases / Decreases Input Cost Increases
Recovering Input Cost Increases
Recovered via Price Increases
Recovering Input Cost Increases
Recovered via Price Increases
North American Papers & Packaging

Quarterly Operating Profit Growth
from Continuing Operations before Special Items
Quarterly Operating Profit Growth
from Continuing Operations before Special Items
$10
European Industrial Packaging
$75
Forest Products
$20
European Paper
$9
Brazilian Paper
$9
Pulp
4Q07 vs. 3Q07
($31)
North American Paper
($1)
($9)
$18
$ Million
Distribution
Consumer Packaging
North American Industrial Packaging

Printing Papers
* Excludes a $128 million special charge
Average IP price realization (includes the impact of mix across all grades)
$4 1%
Brazilian Uncoated Papers
€7 5% European Uncoated Papers
$16 11%
U.S. Pulp
$13 (2%)
N.A. Uncoated Papers
Price Realization
per Ton
Volume Business
4Q07 vs. 3Q07
$314
$1,720
4Q07
$307
$1,660
3Q07
$319*
$1,475
4Q06
Earnings
Sales
$ Million

Printing Papers Earnings
4Q07 vs. 3Q07
Printing Papers Earnings
4Q07 vs. 3Q07
314
307
10
4
30
(21)
(6)
(10)
$250
$270
$290
$310
$330
$350
$370
3Q07 Price Volume Cost / Mix Materials &
Freight
Labor
Agreements
FX 4Q07
Cost      (18)
Mix           3
Outages 19

Industrial Packaging
Average IP price realization (includes the impact of mix across all grades)
* Total 3Q07 and 4Q07 domestic containerboard price realization was $35/ton; DEC exit rate reflected full realization of the $40 increase
$33 (1%)
N.A. Container
$14* (1%) N.A. Containerboard
Price Realization
per Ton
Volume Business
4Q07 vs. 3Q07
$144
$1,390
4Q07
$115
$1,305
3Q07
$130
$1,265
4Q06
Earnings
Sales
$ Million

144
115
13
30
10
(5)
(4)
(15)
$70
$80
$90
$100
$110
$120
$130
$140
$150
$160
$170
3Q '07 Price Volume Cost / Mix Materials &
Freight
Labor
Agreements
Others 4Q '07
Industrial Packaging Earnings
4Q07 vs. 3Q07
Industrial Packaging Earnings
4Q07 vs. 3Q07

Consumer Packaging
Average IP price realization (includes the impact of mix across all grades)
(1%)
Converting Businesses
$11/ton (1%)
U.S. Coated Paperboard
Price
Realization
Volume Business
4Q07 vs. 3Q07
$40
$780
4Q07
$49
$775
3Q07
$27
$735
4Q06
Earnings
Sales
$ Million

Distribution
Continued Strong xpedx Performance
$39
$2,045
4Q07
$40
$1,880
3Q07
$31
$1,715
4Q06
Earnings
Sales
$ Million
•
Record 4Q07 earnings
•
Record full-year sales and earnings
•
2007 full-year earnings up 14% vs. 2006

xpedx
Margin Improvement
xpedx
Margin Improvement
Operating Expenses
% of Gross Profit
80%
81%
82%
83%
84%
85%
86%
87%
88%
89%
90%
2002 2003 2004 2005 2006 2007
Revenue Per
Warehouse Square Foot
$0.50
$0.55
$0.60
$0.65
$0.70
$0.75
2002 2003 2004 2005 2006 2007
• • 400 BP improvement since 2002 400 BP improvement since 2002
• • Each 100 BP improvement increases profits Each 100 BP improvement increases profits by $13 million by $13 million
• • 34% increase in productivity since 2002 34% increase in productivity since 2002
• • 12% decrease in total warehouse space 12% decrease in total warehouse space

24 Forest Products $2,130 207,000 2006 $2,655 Price / Acre 165,000 Acres Sold 2007 $174 $190 4Q07 $99 $120 3Q07 $162 $190 4Q06 Earnings Sales $ Million

Replacing Land Sales Earnings
Confident in our Ability
Replacing Land Sales Earnings
Confident in our Ability
$1,734
$639
‘02 – ‘06
Average
$2,423
Total International
Paper Operating Profit
$185-$275
2008
Budget
$471
Forest Products
Operating Profit
2007 ($ Million)
Excludes special items and discontinued operations

Strategic Projects
Good Progress on all Projects
Strategic Projects
Good Progress on all Projects
Pensacola Lightweight Linerboard
Riegelwood Fluff Pulp
Svetogorsk BCTMP
Sun Coated Paperboard Machine
Tres Lagoas Paper Machine
Tres Lagoas PM
Pensacola No. 5 PM
Sun Coated Paperboard PM

Ilim Joint Venture
Proceeding According to Plan
Ilim Joint Venture
Proceeding According to Plan
Reporting IP’s 50% share of Ilim Holding SA earnings
with a 90-day lag using the equity method of accounting
Continuing healthy economic conditions in Russia &
China
Strong demand growth
Operations performed well
Focus on cost reduction, quality improvement, and
capacity expansion

Geographic Operating Profit Growth
from Continuing Operations before Special Items
Geographic Operating Profit Growth
from Continuing Operations before Special Items
380% $19
Asia
20% $223 Total North America
2007 vs. 2006
11% $55
Printing Papers
$273
$130
$124
$18
$56
$14
$80
$ Million
102%
Brazil
62%
Europe
80% Total Outside North America
14%
117%
11%
24%
%
Distribution
U.S. Market Pulp
Consumer Packaging
Industrial Packaging
Excludes Forest Products and other businesses

2007
$1.9B
30%
70%
2006
$1.5B
20%
80%
Operating Profit Growth Outside North America
Diversifying our Earnings Capacity
Operating Profit Growth Outside North America
Diversifying our Earnings Capacity
Operating profits excluding special items, Forest Products and other businesses
North America Non-North America

Free Cash Flow Improvement
Up $700 million in 2007
Free Cash Flow Improvement
Up $700 million in 2007
$0.6 ($0.1) Free Cash Flow
($1.3)
$1.9
2007
($1.1) Less Capital Investment
$1.0
Cash Provided by
Continuing Operations
2006
2007 Free Cash Flow
($ Billion)

Working Capital Management
200 Basis Point Improvement since 1Q05
Working Capital Management
200 Basis Point Improvement since 1Q05
13.5%
14.0%
14.5%
15.0%
15.5%
16.0%
16.5%
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07

Transformation Plan Scorecard
On Track Through Year Two
Transformation Plan Scorecard
On Track Through Year Two
G
G
G
G
R
R
G
G
G
G
G
G Y
G
G
G
G
Improve Existing Businesses
Return Value to Shareholders
EPS
Improve Pricing
Improve Balance Sheet
Divestitures
Input Cost / Transportation
Selective Reinvestment

1.33
2.22
.86
.33
.22
(.15)
(.35)
(.02)
$0.75
$0.95
$1.15
$1.35
$1.55
$1.75
$1.95
$2.15
$2.35
12M '06 Core
Business
EBIT
Land Sales Divestitures* Interest Shares Tax 12M '07
Transformation Plan
Yielding Results
Transformation Plan
Yielding Results
EPS from continuing operations before special items
* Includes Harvest and Recreation income, Coated Papers and Arizona Chemical

Outlook
Current IP Business Conditions
Outlook
Current IP Business Conditions
North America
Steady demand
Inventories in good shape
Realizing announced paper & packaging price increases
Increasing input costs
Europe
Some inventory building
Increasing input costs
Brazil
Economy is strong
Paper demand growing at GDP rate
Increasing energy costs

Looking Forward to 1Q08
Looking Forward to 1Q08
Accretive
Ilim Group 4Q07 Earnings
IP Pricing
Volume
Slight Increase
Packaging
Steady
Paper
1Q08 Earnings Outlook
Increase
Input & Distribution Costs
Decrease
Land Sales Earnings
Slight Increase
Planned Maintenance Outages
Slight Increase
Steady
Paper
Packaging

37 Questions & Answers Questions & Answers Investor Relations Contacts Tom Cleves 901-419-7566 Ann-Marie Donaldson 901-419-4967 Media Contact Amy Sawyer 901-419-4312

38 Appendix

Special Items & Discontinued Operations
$0.78
($0.02)
$0.80
$0.11
$0.69
4Q07
$2.70 Net Earnings
($0.11) Discontinued Operations
$2.81 Earnings from Continuing Operations
$0.59 Special Items
$2.22
Earnings from Continuing Operations &
Before Special Items
2007 Diluted Earnings per Share

Special Items & Discontinued Operations
- ($3)
Weldwood
2007 4Q07
($0.02)
$0.11
$/Share
($47)
$4
$4
($16)
($39)
$252
($58)
$38
$113
$159
($MM)
($0.11)
$0.59
$/Share
($2)
Wood Products
-
Kraft Papers
$41
Tax Adjustments
($6)
Restructuring & Corporate
($11)
Total Discontinued Operations
-
Other
($6)
Beverage Packaging
Discontinued Operations (Net of tax)
$44
Total Special Items
$9
Divestitures
-
Brazil Asset Exchange
Special Items (Net of minority interest & tax)
($MM)

30%
$732
$297
$1.1
$1.3
2007
1
32 - 33%
$650 - $675
$340 - $360
$1.1
$1.1
2008 Estimate
29%
$746
$521
$1.2
$1.1
2006
1
Effective Tax Rate
2
Unallocated Expenses
($ Million)
Net Interest Expense
($ Million)
Depreciation &
Amortization ($ Billion)
Capital Spending
($ Billion)
20%
$607
$595
$1.2
$1.1
2005
1
1
Excludes discontinued operations and Coated Papers
2
Before special items and excluding Ilim
Key Financial Statistics
Key Financial Statistics

Includes indefinitely closed uncoated papers capacity at Pensacola, FL, Bastrop, LA and Jay, ME in 2Q05
(72,000 tons), 3Q05 (108,000 tons) and 4Q05 (108,000 tons) which we permanently closed at end of 4Q05.
Lack of Order Downtime
Lack of Order Downtime
59
90
236
173
5
10
5
35
95
M  Short Tons
2003 2004
2005
274*
270*
180*
25
2006
25
28
70
2007
35
4
7
7
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
Containerboard Uncoated Papers Pulp Coated Paperboard European Papers
59
90
236
173
5
5
10
35
95
25
25
28
70
35
4
7
7
274*
270*
180*

($11)
$9
($16)
($4)
Impact
($ Million)
Total Impact
Consumer Packaging
Industrial Packaging
Printing Papers
1Q08 Forecast vs. 4Q07
(20,000)
13,000
(26,000)
(7,000)
in
Maintenance
Outages (Tons)
Maintenance outages and dollar impacts are estimated and are subject to change
Incremental Maintenance Outages
Incremental Maintenance Outages

Operating Profits by Industry Segment
from Continuing Operations before Special Items
Operating Profits by Industry Segment
from Continuing Operations before Special Items
$924
($746)
$8
($527)
$2,189
$61
$678
$128
$172
$386
$764*
2006
$304
($166)
$3
($86)
$553
$12
$162
$31
$27
$130
$191
4Q06
$435
($201)
$4
($79)
$711
-
$174
$39
$40
$144
$314
4Q07
($732) ($188)
Net Unallocated Expenses
$6 -
Other Businesses
$2,423 $610
Operating Profit
($297) ($77)
Net Interest Expense
$19 $4
Minority Interest
$1,413
$471
$146
$198
$501
$1,101
2007
$349
$99
$40
$49
$115
$307
3Q07
Earnings from continuing
operations before income taxes,
minority interest & special items
Forest Products
Distribution
Consumer Packaging
Industrial Packaging
Printing Papers
($ Million)
Industry segment information has been reclassified to conform with minor changes in 2006 organizational structure
*Includes $75 million for the Coated and Supercalendered papers business sold in 2006.

Geographic Business Segment Operating Results
from Continuing Operations before Special Items
Geographic Business Segment Operating Results
from Continuing Operations before Special Items
$6,785
$50
$230
$2,405
$180
$1,020
$3,725
$10
$510
$495
$1,250
$4,430*
2006
$330 $85 $85 $50
Asian
$7,320
$280
$2,405
$265
$1,100
$3,880
$20
$655
$850
$1,510
$3,495
2007
$2,045
$75
$620
$85
$300
$1,005
$5
$180
$255
$415
$865
4Q07
$1,880
$70
$620
$65
$265
$975
$5
$165
$250
$370
$870
3Q07
$1,715
$70
$615
$45
$275
$945
$5
$125
$130
$345
$870
4Q06
Sales
Asian
$ Million
Industrial Packaging
North American
European
Asian
Distribution
European
North American
Consumer Packaging
U.S. Market Pulp
Brazilian
European
North American
Printing Papers
*Includes $920 million for the Coated and Supercalendered papers business sold in 2006.

Geographic Business Segment Operating Results
From Continuing Operations before Special Items
Geographic Business Segment Operating Results
From Continuing Operations before Special Items
$128
$2
$41
$129
$3
$56
$327
$48
$122
$112
$482*
2006
$18 $6 $5 $2
Asian
$146
$37
$143
$6
$88
$407
$104
$246
$214
$537
2007
$39
$9
$25
$2
$25
$117
$34
$81
$65
$134
4Q07
$40
$5
$39
$1
$15
$99
$25
$72
$45
$165
3Q07
$31
$10
$15
$1
$15
$114
$16
$18
$42
$115
4Q06
Operating Profit
$ Million
Industrial Packaging
North American
European
Asian
Distribution
European
North American
Consumer Packaging
U.S. Market Pulp
Brazilian
European
North American
Printing Papers
*Includes $75 million for the Coated and Supercalendered papers business sold in 2006

2007 Earnings from Continuing Operations
2007 Earnings from Continuing Operations
1
Assuming dilution
2
A reconciliation to GAAP EPS is available at www.internationalpaper.com
3
Not meaningful
$0.59 433 -4% $252 $0 $9 $243 Full Year Total
$2.22 433 30% $963 ($24) ($424) $1,411 Full Year Total
$0.80 424 21% $338 ($7) ($94) $439 4Q07
$0.52 426 28% $220 ($6) ($89) $315 3Q07
($0.05) 426 32% ($23) $0 $11 ($34) 3Q07
$0.11 424 NM
3
$44 $0 $40 $4 4Q07
$0.57 426 29% $243 ($6) ($100) $349 3Q07
$2.81
$0.46
$1.02
($0.06)
$0.57
$0.69
$0.52
$0.45
Diluted
EPS
2
448 15% $254 $0 ($44) $298 1Q07
431 8% ($23) $0 $2 ($25) 2Q07
Earnings from Continuing Operations
433 25% $1,215 ($24) ($415) $1,654 Full Year Total
431 30% $200 ($5) ($89) $294 2Q07
448 24% $457 ($6) ($143) $606 1Q07
$294
$223
$203
Net Income
$MM
31%
29%
32%
Estimated
Tax Rate
($7)
($5)
($6)
Minority
Interest
$MM
Special Items
$435
$319
$308
Pre-Tax
$MM
424 ($134) 4Q07
431 ($91) 2Q07
448 ($99) 1Q07
Before Special Items
Average
Shares
1
MM
Tax
$MM
under the Investors tab at presentations

2006 Earnings from Continuing Operations
2006 Earnings from Continuing Operations
1
Assuming dilution
2
A reconciliation to GAAP EPS is available at www.internationalpaper.com under the Investors tab at presentations
$1.32 489 71% $647 $0 ($1,617) $2,264 Full Year Total
$1.33 489 29% $635 ($17) ($272) $924 Full Year Total
$4.53 451 45% $2,047 ($3) ($1,668) $3,718 4Q06
$0.80 485 34% $385 ($5) ($204) $594 3Q06
$0.35 485 41% $169 $0 ($117) $286 3Q06
$4.06 451 46% $1,831 $0 ($1,583) $3,414 4Q06
$0.45 485 28% $216 ($5) ($87) $308 3Q06
$2.65
$0.13
($2.49)
($0.17)
($2.61)
$0.47
$0.30
$0.12
Diluted
EPS
2
486 3% ($1,270) $0 $38 ($1,308) 1Q06
487 35% ($83) $0 $45 ($128) 2Q06
Earnings from Continuing Operations
489 59% $1,282 ($17) ($1,889) $3,188 Full Year Total
487 33% $62 ($4) ($33) $99 2Q06
486 1% ($1,212) ($5) $16 ($1,223) 1Q06
$216
$145
$58
Net Income
$MM
28%
34%
26%
Estimated
Tax Rate
($3)
($4)
($5)
Minority
Interest
$MM
Special Items
$304
$227
$85
Pre-Tax
$MM
451 ($85) 4Q06
487 ($78) 2Q06
486 ($22) 1Q06
Before Special Items
Average
Shares
1
MM
Tax
$MM

Business Segment Price Realization
Business Segment Price Realization
$763
$483
2006
$533
$862
2006
Full Year
$802
$521
2007
$598
$907
2007
$825
$536
4Q07
$621
$925
4Q07
$792
$521
3Q07
$605
$912
3Q07
$787
$509
4Q06
$566
$898
4Q06
Quarterly
Average Selling Price Realizations
Industrial Packaging ($/ton)
Printing Papers ($/ton)
Containerboard
Corrugated Boxes
Pulp
Uncoated Freesheet
Average IP U.S. selling price realizations (includes the impact of mix across all grades)

50 Pension Returns Pension Returns 10% Real Estate & Other 31% Bonds 59% Equity Portfolio Asset Allocation at 12/31/07 9.3% Past Ten Years 15.1% Past Five Years 9.6% 2007 Average Annualized Returns

Annual Pension Expense*
377
210
115
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
2006 2007 2008E
Key Variables
6.2% 5.75% 5.5%
Discount
Rate
8.5% 8.5% 8.5%
Rate of
Return
2008E 2007 2006
Pension Expense
* U.S. plans only.  Pension expense reflects service cost, interest cost, amortization of actuarial losses and expected return on plan assets

(5)
(11)
(18)
(7)
($20)
($15)
($10)
($5)
$0
Wood Energy Freight Chemicals
$41 million, or $0.07
$41 million, or $0.07
per share, negative
per share, negative
purchase price variance in 4Q07 versus 3Q07
purchase price variance in 4Q07 versus 3Q07
Increasing Input & Distribution Costs
Global EBIT Impact 4Q07 vs. 3Q07
Increasing Input & Distribution Costs
Global EBIT Impact 4Q07 vs. 3Q07
Costs for continuing businesses

0
50
100
150
200
250
Jan Apr July Oct Jan Apr July Oct Jan Apr July Oct Jan Apr Jul Oct Jan
2004 2005 2006
2007
Natural Gas Costs
NYMEX Natural Gas closing prices
Index: Jan 2004 Natural Gas Costs = 100

90
95
100
105
Jan Apr July Oct Jan Apr July Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan
U.S. Mill Wood Costs
U.S. Mill Wood Costs
Index: Jan 2004 Wood Costs = 100
2004 2005
Delivered cost to U.S. pulp & paper ongoing mills
2006
2007

0
50
100
150
200
250
300
350
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan
2004 2005 2006 2007
U.S. Caustic Soda Costs
Index: Jan 2004 Caustic Soda Costs = 100
Delivered cost to U.S. facilities

56 40 60 80 100 120 140 160 180 200 220 Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan 2006 2007 U.S. Corn Starch Costs Index: Jan 2006 Corn Starch Costs = 100 Delivered cost to U.S. facilities

Chemicals
Fiber
Energy
50,000 215,000 Sodium Chlorate (Ton)
- 40,000 LD Polyethylene (Ton)
4,000 24,000 Latex (Ton)
230,000 1,300,000 Coal (Ton)
8,200,000 40,000,000 Wood (Ton)
60,000 340,000 Caustic Soda (Ton)
310,000 600,000 Old Corrugated Containers (Ton)
Commodity
500,000
15,000,000
Non – U. S.
4,000,000 #6 Fuel Oil (Barrel)
28,000,000 Natural Gas (MM BTU)
U. S.
Global Consumption
Annual Purchase Estimates for Key Inputs
Global Consumption
Annual Purchase Estimates for Key Inputs
2007 Run Rate Estimates
Includes only continuing businesses

58